-more- News ONEOK Increases Quarterly Dividend TULSA, Okla. – April 19, 2018 – The board of directors of ONEOK, Inc. (NYSE: OKE) today increased ONEOK’s quarterly dividend 2.5 cents per share, or 3 percent compared with its prior dividend, to 79.5 cents per share, resulting in an annualized dividend of $3.18 per share. The dividend is payable May 15, 2018, to shareholders of record at the close of business April 30, 2018. ONEOK maintains its previously announced dividend guidance and expects approximately 90 to 95 percent of this dividend to be a return of capital. Additional information regarding return of capital distributions is available at ONEOK’s investor relations website, ir.oneok.com, under Stock Information. ONEOK has increased its dividend by 29 percent since the close of the ONEOK and ONEOK Partners merger transaction in June 2017. --------------------------------------------------------------------------------------------------------------------- ONEOK, Inc. (pronounced ONE-OAK) (NYSE: OKE) is a leading midstream service provider and owner of one of the nation's premier natural gas liquids (NGL) systems, connecting NGL supply in the Mid-Continent, Permian and Rocky Mountain regions with key market centers and an extensive network of natural gas gathering, processing, storage and transportation assets. ONEOK is a FORTUNE 500 company and is included in Standard & Poor's (S&P) 500 index. For information about ONEOK, visit the website: www.oneok.com. For the latest news about ONEOK, find us on LinkedIn, Facebook and Twitter. The foregoing discussion of the tax treatment of the dividend is not intended as tax advice. Each shareholder is strongly encouraged to consult a financial and tax advisor regarding the appropriate treatment of the dividend and the corresponding tax consequences. Some of the statements contained and incorporated in this news release are forward-looking statements as defined under federal securities laws. The forward-looking statements relate to our anticipated financial performance (including projected levels of quarterly and annual dividends), tax characterization of our quarterly dividends, liquidity, management's plans and objectives for our growth projects and other future operations (including plans to construct additional natural gas and natural gas liquids pipelines and processing facilities), our business prospects, the outcome of regulatory and legal proceedings, market conditions and other matters. We make these forward- looking statements in reliance on the safe harbor protections provided under federal securities laws and other applicable laws. April 19, 2018 Analyst Contact: Megan Patterson 918-561-5325 Media Contact: Stephanie Higgins 918-591-5026 Exhibit 99.1

ONEOK Increases Quarterly Dividend April 19, 2018 Page 2 -more- Forward-looking statements include the items identified in the preceding paragraph, the information concerning possible or assumed future results of our operations and other statements contained or incorporated in this news release identified by words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “should,” “goal,” “forecast,” “guidance,” “could,” “may,” “potential,” “scheduled,” and other words and terms of similar meaning. One should not place undue reliance on forward-looking statements. Known and unknown risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements. Those factors may affect our operations, markets, products, services and prices. These and other risks are described in greater detail in Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K and in the other filings that we make with the Securities and Exchange Commission (SEC), which are available on the SEC’s website at www.sec.gov. All forward- looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Any such forward-looking statement speaks only as of the date on which such statement is made, and, other than as required under securities laws, we undertake no obligation to update publicly any forward-looking statement whether as a result of new information, subsequent events or change in circumstances, expectations or otherwise. ###